TFIT SCRIPT – General Version

July 22, 2008 Special Meeting

INTRODUCTION
Good (morning, afternoon, evening,) my name is (Full Name).  I am calling on behalf of your money market sweep investment Federated Tax-Free Instruments Trust.  May I please speak with Mr./Mrs. (full name)?

Good _____________ Mr./Mrs. ___________, I wanted to confirm that you have received the proxy material about Federated Tax-Free Instruments Trust.  The shareholder meeting for the fund is scheduled for July 22nd.   Therefore, it is important that you vote your proxy as soon as possible.  Have you received that proxy information?

RESPONSES
If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions over the phone.
THE Board of Directors of the Fund is recommending a vote in favor.
Would you like to vote along with the recommendations of your Board?

Confirmation – I am recording your (in favor/against/abstain) vote.
 For confirmation purposes:
•	Please state your full name. (pause for response)
•	According to our records, you reside in (city, state, zip code). (pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (pause for response)

“Thank you.  You will receive written confirmation of your voting instructions in 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr./Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (insert appropriate closing).”

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone.
However, the Board of Directors is recommending a vote in favor.

Would you like to vote along with the Board’s Recommendation?

If shareholder will not vote until the material is received:
“Due to time constraints, we are e-mailing proxy materials to ensure delivery before the meeting date.  Would you like me to have a copy of that material sent to you via e-mail?”

Proxy FACT SHEET	IMPORTANT DATES
	Record Date:	May 27th
	Meeting Date:	July 22nd
Special Meeting of Shareholders of the:	Mail Date:	May 5th

Federated Tax-Free Instruments Trust	Meeting Time:	2 p.m. Eastern Time
	Location:	5800 Corporate Drive
Pittsburgh, PA 15237-7000

FUND’S CONTACT INFO	OTHER INFO
1-800-341-7400	Inbound Line:	1-866-387-7321

***This document for TAG internal use only***
NOTE: THIS IS “SHAREHOLDER CHOICE” PROJECT

What is being proposed at the Meeting?

1.	To approve a new investment advisory contract between Passport Research, Ltd. (as the new investment adviser of the Fund), and the Trust, on behalf of the Fund

Why is this being proposed?

The Board of Trustees approved changing the advisors on Federated Tax Free Instruments Trust (the Fund) from Federated Investment Management Company (“FIMCO”) to Passport Research, Ltd. (“Passport”).  The Fund's Board of Trustees determined that approving the new investment advisory contract with Passport will support the viability of the Fund by promoting the retention of the Fund’s current assets and by promoting the prospects for attracting new assets to the Fund.

Both FIMCO and Passport are subsidiaries of Federated Investors, Inc. (“Federated”), a Pennsylvania corporation.  FIMCO is wholly-owned by Federated, and Passport is not.  Passport is managed and controlled by its general partner, which is FIMCO.

The Board also approved submitting the new investment advisory contract to the shareholders of the Fund for approval at a Special Meeting of Shareholders (the “Special Meeting”) that is currently scheduled for July 22, 2008.

Why are shareholders being asked to vote?

•	Shareholders of mutual funds have the right to vote to approve certain types of changes, like new investment advisory contracts, which is the change discussed in this proxy.

Will the new contract change Fund fees or expenses?

•
No. There will be no changes in the management fees, shareholder services fees, administration fees, recordkeeping fees or other fees or expenses payable by the Fund, or its shareholders, as a result of the new investment advisory contract being approved by the Fund’s shareholders.

How will the new contract affect the management of the Fund?

•
There are not expected to be any changes in the type of services provided, the level of services provided, or the day-to-day management of the Fund.  It is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to manage the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY CONTRACT WITH PASSPORT RESEARCH, LTD.

VOTING OPTIONS:
Registered Shareholders…

By Phone:                                              Call 1-866-387-7321
By Internet:	Go to www.proxyonline.com and follow the instructions found on the website.

Beneficial Shareholders…

By Touchtone:                                     Call 1-800-690-6903 and follow the simple instructions.
By Internet:	Go to www.proxyvote.com and follow the instructions found on the website.

Shareholders can also attend the meeting and vote in person

OUTSTANDING SHARES:
Tax-Free Instruments Trust

Institutional Service Shares:                                                   327,809,011
Investment Shares:                                                               3,510,204,817
Federated Tax-Free Instruments Trust – Investment Shares	60934n195
Federated Tax-Free Instruments Trust – Institutional Service Shares	60934n187

Proxy FACT SHEET	IMPORTANT DATES
	Record Date:	May 27th
	Meeting Date:	July 22nd
Special Meeting of Shareholders of the:	Mail Date:	June 6th

Edward Jones Tax-Free Money Market Fund	Meeting Time:	2 p.m. Eastern Time
	Location:	5800 Corporate Drive
(EDWARD JONES VERSION) Edward Jones MAKING SENSE OF INVESTING		Pittsburgh, PA 15237-7000

FUND’S CONTACT INFO	OTHER INFO
1-888-893-1122	Inbound Line:	1-866-387-0770

***This document for TAG internal use only***

NOTE: THIS IS “SHAREHOLDER CHOICE” PROJECT.  SOME SHAREHOLDERS RECEIVED FULL PACKAGES AND SOME SHAREHOLDERS RECEIVED “NOTICES” ONLY.

Nearly 95% of the accounts in this fund have been sold through Edward Jones.  Therefore, we have established a separate inbound line for Edward Jones shareholders.  It is anticipated that the outbound telephone campaign will include ONLY the Edward Jones shareholders.

The proxy statement and ballot refer to this fund as the Tax-Free Instruments Trust (a portfolio of Money Markets Obligations Trust).  Edward Jones shareholders know it by the name of Edward Jones Tax-Free Money Market Fund.

What is being proposed at the Meeting?

1.	To approve a new investment advisory contract between Passport Research, Ltd. (as the new investment adviser of the Fund), and the Trust, on behalf of the Fund

Why is this being proposed?

The Board of Trustees approved changing the advisors on Federated Tax Free Instruments Trust (the Fund) from Federated Investment Management Company (“FIMCO”) to Passport Research, Ltd. (“Passport”).  The Fund's Board of Trustees determined that approving the new investment advisory contract with Passport will support the viability of the Fund by promoting the retention of the Fund’s current assets and by promoting the prospects for attracting new assets to the Fund.

Both FIMCO and Passport are subsidiaries of Federated Investors, Inc. (“Federated”), a Pennsylvania corporation.  FIMCO is wholly-owned by Federated, and Passport is not.  Passport is managed and controlled by its general partner, which is FIMCO.

The Board also approved submitting the new investment advisory contract to the shareholders of the Fund for approval at a Special Meeting of Shareholders (the “Special Meeting”) that is currently scheduled for July 22, 2008.

Why are shareholders being asked to vote?

•	Shareholders of mutual funds have the right to vote to approve certain types of changes, like new investment advisory contracts, which is the change discussed in this proxy.

Will the new contract change Fund fees or expenses?

•
No. There will be no changes in the management fees, shareholder services fees, administration fees, recordkeeping fees or other fees or expenses payable by the Fund, or its shareholders, as a result of the new investment advisory contract being approved by the Fund’s shareholders.

How will the new contract affect the management of the Fund?

•
There are not expected to be any changes in the type of services provided, the level of services provided, or the day-to-day management of the Fund.  It is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to manage the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY CONTRACT WITH PASSPORT RESEARCH, LTD.

VOTING OPTIONS:
Registered Shareholders…

By Phone:                                             Call 1-866-387-0770
By Internet:	Go to www.proxyonline.com and follow the instructions found on the website.

Beneficial Shareholders…

By Touchtone:                                     Call 1-800-690-6903 and follow the simple instructions.
By Internet:	Go to www.proxyvote.com and follow the instructions found on the website.

Shareholders can also attend the meeting and vote in person

OUTSTANDING SHARES:
Tax-Free Instruments Trust

Institutional Service Shares:                                                  327,809,011
Investment Shares:                                                               3,510,204,817

Federated Tax-Free Instruments Trust – Investment Shares	60934n195
Federated Tax-Free Instruments Trust – Institutional Service Shares	60934n187

TFIT SCRIPT – EDWARD JONES VERSION

July 22, 2008 Special Meeting

INTRODUCTION
Good (morning, afternoon, evening,) my name is (Full Name).  I am calling on behalf of your money market sweep investment held through Edward Jones.  May I please speak with Mr./Mrs. (full name)?

Good _____________ Mr./Mrs. ___________, I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders of the Edward Jones Tax-Free Money Market Fund.  The shareholder meeting for the fund is scheduled for July 22nd.   Therefore, it is important that you vote your proxy as soon as possible.  Have you received that proxy information?

RESPONSES
If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions over the phone.
THE Board of Directors of the Fund is recommending a vote in favor.
Would you like to vote along with the recommendations of your Board?

Confirmation – I am recording your (in favor/against/abstain) vote.
 For confirmation purposes:
•	Please state your full name. (pause for response)
•	According to our records, you reside in (city, state, zip code). (pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (pause for response)

“Thank you.  You will receive written confirmation of your voting instructions in 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr./Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (insert appropriate closing).”

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone.
However, the Board of Directors is recommending a vote in favor.

Would you like to vote along with the Board’s Recommendation?

If shareholder will not vote until the material is received:
“Due to time constraints, we are e-mailing proxy materials to ensure delivery before the meeting date.  Would you like me to have a copy of that material sent to you via e-mail?”